UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 15, 2008

AMERICAN URANIUM CORPORATION
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-52824
(Commission File Number)

98-0491170
(IRS Employer Identification No.)

1201 - 1166 Alberni St., Vancouver, BC, Canada V6E 3Z3
(Address of principal executive offices and Zip Code)

(604) 685-6153
(Registrant's telephone number, including area code)

600 17th Street, Suite 2800 South, Denver, CO, 80202-5428
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 3.02 Unregistered Sales of Equity Securities

On January 15, 2008 we issued options to one of our directors to purchase an aggregate of up to 300,000 shares of our common stock at an exercise price of $1.00 per share, exercisable until January 15, 2013. The options are subject to vesting provisions.

Item 9.01. Financial Statements and Exhibits.

A copy of the following documents are included as exhibits to this current report on Form 8-K pursuant to Item 601 of Regulation SB:

10.1*	Stock Option Agreement between the Company and Robert Rich dated January 15, 2008

10.2	2007 Stock Option Plan (filed as an exhibit to our current report on Form 8-K filed on September 24, 2007 and herein attached by reference)

*attached herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN URANIUM CORPORATION

/s/ Hamish Malkin
Hamish Malkin
Chief Financial Officer and Director

Date: January 21, 2008